UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 8, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 8, 2019, 1st Constitution Bancorp (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) to report under Item 2.01 thereof that the merger of Shore Community Bank (“Shore”) with and into 1st Constitution Bank (the “Bank”), a wholly-owned subsidiary of the Company, with the Bank continuing as the surviving entity, was consummated effective as of 5:01 p.m., Eastern Standard Time, on November 8, 2019 (the “Merger”). The Merger was effected pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 23, 2019, by and among the Company, the Bank and Shore. In response to Item 9.01(a) and (b) of the Current Report, the Company stated that it would file the historical financial statements of Shore and pro forma financial information by amendment to the Current Report.

After further consideration, the Company has determined that it is not necessary to file additional financial information in connection with the consummation of the Merger, as the requisite historical financial statements of Shore and pro forma financial information were previously included in the Company’s Registration Statement on Form S-4, originally filed on August 14, 2019, as amended on August 23, 2019.

Item 9.01 of the Current Report is hereby amended to read as follows:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company has determined that it is not necessary to file additional financial information under this item.

(b)	Pro Forma Financial Information.

The Company has determined that it is not necessary to file additional financial information under this item.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of June 23, 2019, by and among 1st Constitution Bancorp, 1st Constitution Bank and Shore Community Bank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by 1st Constitution Bancorp on June 25, 2019 (File No. 000-32891)).

99.1*	Press Release, dated November 8, 2019.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: January 16, 2020	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer